LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


                Lincoln New York Account N for Variable Annuities
              ChoicePlus Product Suite, ChoicePlus II Product Suite ChoicePlus Assurance Product Suite, ChoicePlus Design

  Supplement dated July 1, 2009 to the May 1, 2009 Prospectus, as supplemented


This supplement outlines changes to the Investment Requirements listed in the prospectus for your individual variable annuity contract. It is for informational purposes and requires no action on your part.

Investment Requirements - Beginning June 30, 2009.

Contractowners who elect the Lincoln Lifetime IncomeSM Advantage rider, the Guaranteed Income Benefit (version 2 or version 3) under i4LIFE(R) Advantage, Lincoln SmartSecurity(R) Advantage, or 4LATER(R) Advantage on or after June 30, 2009, may be able to invest in the DWS Alternative Asset Allocation Plus VIP Portfolio. The DWS Alternative Asset Allocation Plus Portfolio will be part of Group 3 of your Investment Requirements. Please refer to your May 1, 2009 prospectus for the complete provisions of Investment Requirements.



     Please keep this Supplement with your prospectus for future reference.